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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): December 18, 2002


                             DEL MONTE FOODS COMPANY
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                    001-14335                 13-3542950
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(State or Other Jurisdiction         (Commission               (IRS Employer
      of Incorporation)              File Number)            Identification No.)


            One Market @ The Landmark
            San Francisco, California                                94105
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    (Address of Principal Executive Offices)                       (Zip Code)


       Registrant's telephone number, including area code: (415) 247-3000
                                                           --------------


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 9. REGULATION FD DISCLOSURE

On December 18, 2002, the Registrant disclosed unaudited pro forma financial information relating to its previously announced acquisition of the U.S. Seafood, North American Pet Food and Pet Snacks, U.S. Private Label Soup, and U.S. Infant Feeding businesses of the H. J. Heinz Company, which information is attached hereto as Exhibit 99.1


ITEM 7. FINANCIAL INFORMATION, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (c)   Exhibits

EXHIBIT            DESCRIPTION
-------            -----------
     99.1          Unaudited Pro forma Financial Information

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           Del Monte Foods Company


Date:  December 18, 2002                   By:  /s/ JAMES POTTER
                                                ------------------------------
                                                Name:   James Potter
                                                Title:  Secretary
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                                  EXHIBIT INDEX

EXHIBIT            DESCRIPTION
-------            -----------
     99.1          Unaudited Pro forma Financial Information